                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 30, 2001



                          Lone Star Technologies, Inc.
           (Exact name of registrant as specified in its charter)


          Delaware                  1-12881                     75-2085454
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)


                           15660 North Dallas Parkway
                                   Suite 500
                               Dallas, Texas 75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (972) 770-6401

                               Not applicable
             (former name, former address and former fiscal year,
                        if changed since last report)

ITEM 5.  OTHER EVENTS.

      On April 30, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") (i) the expansion of its Quebec, Canada finned tubing facilities, (ii) a demonstration of its expandable casing, and (iii) the receipt of its first significant order for its large diameter line pipe alliance.

      The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of businesses being acquired.

      Not applicable.

      (b)   Pro forma financial information.

      Not applicable.

      (c)   Exhibits

99.1 Press release dated April 30, 2001, announcing Lone Star's finned tubing expansion, expandable casing demonstration and first large diameter line pipe order.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LONE STAR TECHNOLOGIES, INC.



Date:  May 1, 2001             By:  /s/ Charles J. Keszler
                                    ------------------------------------------
                                    Charles J. Keszler
                                    Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

 Item
Number   Exhibit
------   -------
 99.1    Press release dated April 30, 2001, announcing Lone Star's finned tubing expansion, expandable casing demonstration and first large diameter line pipe order




















                                       4